Seasonality	6 Months Ended
Jun. 30, 2020
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Seasonality
Note 5: Seasonality
The Company’s revenues and operating profit on a consolidated basis do not tend to be significantly impacted by seasonality as it records a large portion of its revenues ratably over a contract term and its costs are generally incurred evenly throughout the year. However, the Company’s revenues from quarter to consecutive quarter can be impacted by the release of certain tax products, which tend to be concentrated in the fourth quarter and, to a lesser extent, in the first quarter of the year. The Company believes that its revenues in the second quarter of 2020 reflected the lowest level it will report for any of the four quarters in the full year of 2020, due to the impact of
COVID-19.
In 2019, the seasonality of the Company’s operating profit was impacted by significant costs to reposition its business following the sale of a majority interest in Financial & Risk.